January 2014 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Blackstone Mortgage Trust, Inc. (“BXMT”) with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,”
“estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include, but are not limited, to those described under the section entitled
“Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and subsequent quarterly reports on Form 10- Q as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the
SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.  BXMT undertakes no obligation to publicly update or review any forward-
looking statement or other information in this presentation, whether as a result of new information, future developments or otherwise.
We refer to “core earnings”, which is a non-GAAP financial measure, in this presentation. A reconciliation of core earnings to net income, the most directly comparable GAAP measure, is included in this presentation and our most recent Quarterly Report on Form 10-Q, and is available on our website at
www.bxmt.com.
Slide 11 of this presentation includes a reference to imputed core return on equity (“Imputed Core ROE”) and other economic terms relating to a sample BXMT loan transaction that are presented solely for purposes of illustrating the impact of using floating-rate financing to finance the origination of a floating-rate loan and should not be viewed as indicative of the results that will be achieved for any particular loan in BXMT’s portfolio or of BXMT’s results as a whole.  The loan economics presented are hypothetical  and based upon a number of assumptions, including no defaults on the loan, and are subject to various risks and uncertainties.  Accordingly, there are or will be important factors, including those referred to above that could cause the actual economics that are achieved on this or any other loan in BXMT’s loan portfolio to differ materially from those indicated in this illustration. In particular, it should be noted that as a result of such factors the net spread between whole loan yields and the cost of related leverage, the leverage multiple applicable to any particular loan and allocable overhead may vary materially from period to period and across BXMT’s loan portfolio.  Imputed Core ROE also excludes potential incentive management fees and is presented before any tax effects.
Forward-Looking Statements and Other Matters

Blackstone Mortgage Trust, Inc. (NYSE: BXMT) is a real estate investment trust that primarily originates and purchases senior mortgage loans collateralized by properties in the U.S. and Europe
We are managed by Blackstone (“BX”), a world leader in real estate investing with nearly $70 billion AUM and over $120 billion of owned real estate
•
BX’s equity investment platform, Blackstone Real Estate Partners, has nearly $60 billion AUM
•
BX’s CRE lending platform, Blackstone Real Estate Debt Strategies, has over $10 billion AUM
•
Significant alignment of interest: $96 million BX investment
(1)
Reluctance among traditional CRE lenders coupled with increased transaction volume creates a compelling lending environment in the U.S. and Europe
BXMT has a demonstrated ability to originate target assets, with over $2.2 billion of gross originations since May 2013 equity recapitalization
(2)
•
Our diversified portfolio of loans has a weighted average loan to value of 65%
(2)
Our focused senior lending strategy is designed both to provide attractive current income and protect investors’ capital
•
Commercial mortgages, prudently levered, offer excellent risk adjusted returns
•
Simple business model translates net interest margin to bottom line
•
With a LIBOR-based lending and funding model, our returns increase with rising short-term interest rates
Blackstone Mortgage Trust Overview

(1) Based upon closing price on the NYSE on January 23, 2014.   Includes BX employees and associates.
(2) As of October 30, 2013, includes loans closed and loans in closing; excludes CT Legacy portfolio.

Blackstone
Mortgage Trust

HILTON WORLDWIDE

Equity Office

BRIXMOR

LA QUINTA INNS & SUITES

extended STAY AMERICA

TRIZEC

CarrAmerica

BROADGATE CITY OF LONDON

Superior Real Estate Platform

(1) As of September 30, 2013.
Blackstone Real Estate
Blackstone Real Estate
Debt Strategies (“BREDS”)
Blackstone Real Estate
Partners (“BREP”)
Nearly $60 billion AUM
210 professionals (1)
Over $10 billion AUM
59 professionals (1)
200 separate loans (1)
Actively managed CMBS hedge
funds ($891 million (1) )
Rated/Approved Special Servicer
BX investment committee process and investment philosophy
Superior sourcing capabilities through long-standing industry relationships
Underwriting process includes proprietary data from extensive investment holdings
BREDS BREDS Blackstone
Drawdown Funds Hedge Funds Mortgage Trust

Seasoned and Fully Integrated Platform

Origination
Europe          – United States
23 Professionals
Asset
Management
6 Professionals
Legal /
Compliance
3 Professionals
Michael Nash
Executive Chairman
CIO of BREDS
Jonathan Gray
Global Head of Real Estate
Member of Blackstone Board of Directors
Member of BXMT Investment Committee
John Schreiber
Co-Founder of Blackstone Real Estate Advisors
Member of BXMT Board of Directors
Chair of BXMT Investment Committee
Stephen Plavin
CEO & President
SMD of BREDS
Douglas
Armer
Anthony
Marone
Weston
Tucker
Robert
Harper
Thomas
Ruffing
Randall
Rothschild
Peter
Sotoloff
Capital Markets / Investor Relations /Finance
11 Professionals
Paul
Quinlan
Tim
Johnson

Real Estate Market Overview

Positive
Feedback
Loop
Market conditions are sustaining a favorable commercial real estate environment
•
Liquidity and fundamentals in the commercial real estate market are generally in balance
Economy
Recovering
Technicals
Improving
Confidence
Growing
Capital
Returning

Blackstone
Mortgage Trust

3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Down 70%
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13

$14,381
$16,858
2009
2010
2011
2012
2013

Real Estate Market Overview

Limited new supply coupled with modest growth is a favorable investment environment for senior commercial real estate debt
U.S. Aggregate Construction Completions U.S. GDP ($ in billions)
Sources: REIS & Federal Reserve Economic Data as of Q3 2013.

Blackstone
Mortgage Trust

$600
$500
$400
$300
$200
$100
$0
$105
$130
$211
$360
$416
$570
$173
$66
$145
$230
$299
$339
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013F

Real Estate Market Overview 7 Source: Real Capital Analytics as of Q3 2013. U.S. Aggregate Property Sale Volume ($ in billions) Improving fundamentals and increased demand are driving volume

Real Estate Market Overview

Positive
Feedback
Loop
Real Estate Deleveraging
(2)
Overleveraged Banks
(1)
European banks have over 2x the leverage of U.S. banks…
… and have only shed 25% of expected RE dispositions
€450B to come
European banks remain overleveraged with enormous real estate exposure
U.S. U.K. France Germany
12x
21x
23x
33x
Deleveraged to Date Total Amount
Announced
€150B
€600B
(1)
SNL, ECB,  April 2013; The ratio of tangible assets to tangible common equity for all banks.
(2)
Morgan Stanley “Banks Deleveraging and Real Estate” August 2013.

Target Investments
$50 million to $500 million Loan Size
First mortgages on stabilized or transitional assets Collateral
All commercial property types Property Type
North America and Europe Geographies
Last dollar 60-80% Loan to Value
LIBOR + 3.75% and higher, scaled to risk Rate
3 to 5 years Term
Typically interest only Amortization
Typically 1.0% origination fee and 0.25% to 0.50% extension fees Fees
12 to 24 months of spread maintenance Prepayment

Blackstone
Mortgage Trust

aloft

WESTIN

Oakland
Marina District
Presidio
Financial District
Richmond District
San Francisco
Alameda
Sunset District
Bayview
Lakeshore
San Leandro
Daly City
Colma
San Francisco Bay
Castro Valley
San Lorenzo
South San Francisco
San Bruno
Pacifica
Millbrae
Burlingame
San Mateo Bridge
Hillsborough
San Mateo
Foster City
Coyote Point County Park
McNee Ranch State Park
Montara
Moss Beach
Belmont
San Carlos
El Granada
Redwood City
Half Moon Bay
North Fair Oaks
East Palo Alto
Menlo Park
Palo Alto
Stanford
Woodside

BXMT Sample Transaction: SFO Airport Hotels
$89.8 million floating rate, first mortgage loan secured by the Westin and aLoft San Francisco Airport hotels
(1)
70.7% LTV; $138,290 per key
Diverse demand drivers including airport traffic and SF/Silicon Valley business overflow
Transaction sourced through existing Blackstone relationship with high quality sponsor
BX office holdings in northern CA and hospitality investments globally enabled definitive, efficient execution

(1) Loan closed during 4Q 2013.

Blackstone
Mortgage Trust

LTV	Capital Structure	$ Cum.	$/Unit
53.0%	Credit Facility Advance $67.3 million	$67.3 million	$103,717
70.7%	BXMT Equity $22.4 million	$89.8 million	$138,290
100.0%	Owner Equity $37.2 million	$126.9 million	$195,532

[redacted]

BXMT Sample Transaction: SFO Airport Hotels
BXMT’s floating rate senior mortgage loans are supported by significant owner’s equity
Prudent use of balance sheet leverage drives strong risk adjusted returns for BXMT shareholders

Illustrative Loan Economics
(1)
Whole Loan Yield
(2)
L + 4.50%
Leverage:
Advance Rate 75.0%
All-in Cost
(2)
L + 2.25%
Net Spread 2.55%
Leverage Multiple 3.0 X
Levered Spread 6.75%
Base Return L + 4.50%
Gross ROI L + 11.25%
Less Overhead Allocations
(3)
:
Management Fee 1.50%
General & Administrative 0.50%
Working Capital/
Equity Deployment 1.50% - 0.75%
Imputed Core ROE
(4)
L + 7.75% - 8.50%
(2) Whole loan yield and all-in cost of leverage include amortization of fees and expenses pursuant to GAAP in addition to current pay rates assuming no defaults.
(3) Overhead allocations are illustrative, actual allocations vary materially and depend on expenses incurred, working capital needs and defensive liquidity needs, overall capital deployment and performance among other factors.
(4) Imputed Core ROE for this illustrative loan excludes potential incentive fees and is a hypothetical illustrative measure and does not represent BXMT Core Earnings.
(1) This illustration is presented solely for purposes our floating-rate business model and should not be viewed as indicative of the results that will be achieved for any particular loan in BXMT’s portfolio or of BXMT’s results as a whole. The loan economics presented are hypothetical and are subject to various risks and uncertainties. See “Forward-Looking Statements and Other Matters” for further discussion of such risks and uncertainties.

Capital Deployment
(1)

(1) As of October 30, 2013.
BXMT has executed on its first mortgage direct origination strategy with rapid success
Since May, BXMT has closed $2.0 billion of loans; and another $282 million of loans are currently in closing
22 loans closed; 3 in closing; median loan size is $68 million
$
$500
$1,000
$1,500
$2,000
$2,500
21-May-13 21-Jun-13 21-Jul-13 21-Aug-13 21-Sep-13 21-Oct-13
Cumulative BXMT Loan Originations
($ in millions)

Blackstone
Mortgage Trust

Office
36%
Multi Family
36%
Hotel
19%
Retail
2%
Land
3%
Other
4%

NY
36%
CA
26%
WA
9%
GA
5%
FL
5%
IL
4%
Other
15%

$1,200
$1,000
$800
$600
$400
$200
$0
0% - 50%
50% - 55%
55% - 60%
60% - 65%
65% - 70%
70% - 75%
75% - 80%
80% - 85%
85% - 100%

Portfolio Snapshot

The BXMT loan portfolio is comprised of a diversified portfolio of senior loans
100% of BXMT’s new loans are floating rate
High quality owners and sponsors
The $2.2 billion portfolio has a weighted average LTV of 65% and all-in yield of L + 4.88%
Property Type Geography Loan to Value
($ in millions)
Note: Portfolio data as of October 30, 2013; includes loans closed and in closing, except for the all in yield, which includes only loans closed as of September 30, 2013; excludes
CT Legacy portfolio.

Debt Facilities ($1.8 billion in total)
•
Revolving debt facilities totaling $1.5 billion
(1)
from three lenders
•
Non-Recourse Asset Specific Financings totaling $335 million
Other Potential Funding Sources
•
A-Note sale
•
CLO issuance
•
Corporate finance options
Financing

(1) Availability of borrowings of up to $1.5 billion depending on amount of collateral pledged, includes £153 million GBP denominated facility in USD terms.
(2) Assuming five year senior mortgage transactions; includes applicable origination and extension fees.
Prudent use of leverage to enhance returns and diversification with an emphasis on stability of the right hand side of the balance sheet
L + 2.00% - L + 2.50% All-in Pricing
(2)
75% - 80% Advance Rate
Term matched to expected life of collateral loans Term
No capital market marks; Underlying RE performance mark-to-market only Mark-to-Market
Index matched Index

Superior Sponsorship
•
Affiliation with BX Real Estate, the largest private equity real estate business in the world
•
Significant alignment of interest: $96 million BX investment
(1)
•
BREDS has approximately $10 billion AUM
Strong Origination Platform
•
$2.2 billion of loans have closed or are in-closing
(2)
•
Robust pipeline generated from BX network
Attractive Market Opportunity
•
Dislocation amongst CRE lenders coupled with increased transaction volume
Focused Strategy
•
Senior lending strategy provides attractive current income and protects capital
Floating-Rate Business Model
•
Returns increase with rising short-term interest rates, and therefore our asset and equity values are insulated from such increases
BXMT Investment Highlights

(1) Based upon closing price on the NYSE on January 23, 2014.  Includes BX employees and associates.
(2) As of October 30, 2013.

Appendix

Third Quarter 2013 Balance Sheet, Results and Core Earnings

Core Earnings
($ in thousands)
$0.28
Core Earnings per Share
Balance Sheet and 3Q Results
($ in millions)
$0.27
Dividends per Share
Net income $8,320
- CT Legacy net income (437)
+  Non-cash compensation 94
Core earnings $7,977
Loan portfolio
Repurchase
facilities
CT Legacy
portfolio, net
Equity and
other
(1)
Other expenses
($3.4)
Net income
$8.3
Interest income
$15.1
Interest expense
($3.8)
CT Legacy, net
$0.4
$64
$1,286
$643
$707
(1)
Includes stockholders’ equity of $713.3 million, and the net of (i) cash and cash equivalents of $10.3 million, (ii) accrued interest receivable, prepaid expenses, and other assets of $8.7 million, and (iii) accounts payable, accrued expenses, and other liabilities of $12.8 million.

Floating-Rate Business Model

As of September 30, 2013:
•
$1.3 billion of floating-rate loans, indexed to
one-month LIBOR
•
$643 million of floating-rate liabilities, also
indexed to one-month LIBOR
•
Return on $649 million of equity capital is
highly correlated to LIBOR
– All else equal, as of September 30, 2013, a
100bp increase in LIBOR would have
increased our net income by $6.5 million
(2)
per annum
Equity Capital
Due to our LIBOR-based lending and funding business model, our returns increase with rising short-term interest rates and therefore our asset and equity values are insulated from such increases
Loan Capitalization
(1)
($ in millions)
Floating-rate
loans
Floating-rate
borrowings
$1,292
$643
$649
(1)
Includes only our Loan Origination portfolio with an aggregate principal balance of $1.3 billion, capitalized with $643.0 million of debt and $649.0 million of equity as of September 30, 2013. Excludes the assets, liabilities, and equity of the CT Legacy Portfolio.
(2)
Excludes the impact of LIBOR floors on certain of our loans receivable investments.

Loan Origination Portfolio Details

(1) Includes only loans in our Loan Origination portfolio. For information on loans in the CT Legacy Portfolio, refer to our Form 10-Q, filed on October 29, 2013.
(2) All loans are floating-rate loans indexed to LIBOR as of September 30, 2013. LIBOR was 0.18% as of September 30, 2013.
(3) Maximum maturity date assumes all extension options are exercised.
The following table provides details of our loan portfolio
(1)
as of September 30, 2013:
($ in millions)
Loan Type
Principal
Balance
Book
Value
Cash
Coupon
(2)
All-In
Yield
(2)
Maximum
Maturity
(3)
Geographic
Location
Property
Type
Origination
LTV
Loan 1 Sr. mortgage 291.5 $  290.1 $      L + 3.80% L + 3.98% 6/15/18 West Office 53%
Loan 2 Sr. mortgage 140.0           139.7         L + 3.70% L + 3.83% 9/30/20 Northeast Multifamily 67%
Loan 3 Sr. mortgage 109.8           109.7         L + 5.25% L + 8.20% 7/9/14 Northeast Multifamily 65%
Loan 4 Sr. mortgage 87.2              86.6           L + 4.25% L + 4.52% 8/10/18 Diversified Hotel/Office 61%
Loan 5 Sr. mortgage 81.0              80.6           L + 3.85% L + 4.03% 7/9/18 Southeast Multifamily 75%
Loan 6 Sr. mortgage 69.2              69.0           L + 3.95% L + 4.05% 6/9/18 West Office 72%
Loan 7 Sr. mortgage 68.0              67.7           L + 4.00% L + 4.23% 6/10/16 Northeast Office 68%
Loan 8 Sr. mortgage 64.0              64.3           L + 8.00% L + 9.46% 2/9/15 Northeast Land 69%
Loan 9 Sr. mortgage 57.1              56.5           L + 3.85% L + 4.24% 10/10/18 Diversified Multifamily 76%
Loan 10 Sr. mortgage 48.4              48.5           L + 5.00% L + 5.68% 12/9/16 Midwest Hotel 53%
Loan 11 Sr. mortgage 46.3              45.8           L + 4.25% L + 4.64% 7/10/18 Southwest Hotel 69%
Loan 12 Sr. mortgage 45.9              45.0           L + 5.00% L + 6.07% 8/9/18 Southeast Office 73%
Loan 13 Sr. mortgage 43.5              43.1           L + 4.50% L + 5.11% 7/16/17 Northeast Retail 69%
Loan 14 Sr. mortgage 42.6              42.1           L + 3.85% L + 4.29% 9/10/18 Diversified Multifamily 77%
Loan 15 Sr. mortgage 37.5              37.1           L + 3.85% L + 4.04% 8/9/18 Midwest Office 68%
Loan 16 Sr. mortgage 32.9              32.9           L + 3.95% L + 4.20% 8/9/17 Southwest Hotel 51%
Loan 17 Sr. mortgage 27.1              27.1           L + 3.87% L + 3.87% 7/7/17 Northeast Hotel 32%
Total/Wtd. Avg. 1,292.0 $     1,285.8 $  L + 4.31% L + 4.88% 4.3 years 64%

CT Legacy Portfolio – September 30, 2013

(1) For calculation of segment Book Value and Equity per Share, refer to our Form 10-Q, filed on October 29, 2013.
The CT Legacy Portfolio consists of our investment in CT Legacy Partners, our residual interests in
CT CDO I, and our carried interest in CT Opportunity Partners I, LP (“CTOPI”).
CT Legacy Portfolio book value was $64.3 million as of quarter-end, which represents additional capital that, upon collection, will be available for investment in our Loan Origination business.
•
In October, we received a net $20.3 million distribution from CT Legacy Partners, representing our net share of its first common equity distribution.
•
During the third quarter, CT CDO I sold its one loan classified as held-for-sale for net proceeds of $3.2 million.
•
Our share of the carried interest allocation from CTOPI, which is not reflected in our book value, increased
$1.4 million during the quarter to a net $13.5 million.
$2.22
CT Legacy Portfolio
Book Value per Share
(1)
$0.02
CT Legacy Portfolio
Earnings per Share
(2)
CT Legacy
Partners
CT CDO I
Other
Net Book Value
($ in millions)
$9
$4
$51